[logo] M F S(R)
INVESTMENT MANAGEMENT

[graphic omitted]

                         MFS(R) GLOBAL
                         GROWTH FUND
                         SEMIANNUAL REPORT o APRIL 30, 2001

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 24
Notes to Financial Statements ............................................. 31
Trustees and Officers ..................................................... 37

MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
When we talk to you about the information you want from MFS(R), you tell us you're looking for answers to four basic questions:

  1. How are my investments performing right now?

  2. How is my money being managed, over both the short and the long term?

  3. What's going on in the market, and how will that affect me?

  4. How can I get more out of my relationship with my investment professional?

Traditionally, we've attempted to answer these and other questions through a range of printed materials sent through the mail, including statements and annual and semiannual reports. As the Internet has reached an ever-larger percentage of households, however, we and most other investment management firms have come to believe that the Web can be an additional -- and potentially more effective -- way to communicate with investors.

The Internet holds the promise of near-instantaneous delivery, communication when you want it rather than when we mail it, easy access to the specific information you want, and an experience customized to each investor. With the relaunch of our Web site, www.mfs.com, earlier this year, we believe we've moved a giant step closer to delivering the Internet's promise and created a site that we're committed to improving every day. Our site now makes it easy for you to find answers to your four basic questions.

HOW ARE MY INVESTMENTS PERFORMING?
The most basic question investors ask is, "What is the current value of my account?" Although we've been able to answer that question by phone for some time, now you can get daily account balances more quickly and easily on our Web site and print out a detailed summary of your MFS portfolio. In fact, if you're willing to take a few minutes to register on the site, you can create a personalized "My MFS" homepage that will display your personal and retirement MFS account balances instantly whenever you log in to the site. You can also set "My MFS" to track daily price changes of up to 10 MFS mutual funds and 10 MFS annuity series on your personal homepage; you can even tell the system to alert you if the price change of any portfolio exceeds a specified amount.

If you do decide to register, you can rest assured that we will not share your information with anyone outside of MFS. The sole purpose of registration is to enable us to deliver the information you want in a faster, more personalized manner, with fewer keystrokes and mouse clicks.

HOW IS MY MONEY BEING MANAGED?
One of the most exciting features of our site is MFS(R) Interactive(SM): One click to an expert(SM) -- a series of video interviews with MFS portfolio managers and executives. Located in the "Investor Education" section of the site, MFS Interactive uses video streamed over the Web to allow you to see and hear from the people who are managing your money, to give you greater insight into our investment approach and our response to market conditions. MFS Interactive includes "Meet the Manager" interviews that cover the background and investment style of a particular portfolio manager, as well as other Webcasts that cover a specific fund or investment topic.

The "Products and Performance" section is another resource. Select a portfolio, and you can access information ranging from recent annual and semiannual reports to historical pricing and performance to the most recent dividend and capital gains distributions. For stock portfolios, you can also look up top holdings, largest sectors, and top country weightings. On www.mfs.com, we've put together a combination of resources that we believe will allow you to form an in-depth picture of how we've managed any particular MFS portfolio over time.

WHAT'S GOING ON IN THE MARKET, AND HOW WILL THAT AFFECT ME?
In our view, the tougher the market, the more you need to hear from the people who are managing your money -- and the past year or so has certainly been one of the toughest markets in recent memory. We think the immediacy of the Web provides an ideal way to communicate with you frequently and to offer our views on the current volatility and uncertainty in the market. On your "My MFS" homepage, in many MFS Interactive interviews, and in the "News & Commentary" section of the site, you'll find our views on the current situation and our market outlook. Our goal is to help you understand what's going on and help you make decisions based on facts and market history, rather than on the emotion of the moment.

HOW CAN I GET MORE OUT OF MY RELATIONSHIP WITH MY INVESTMENT PROFESSIONAL? Perhaps your best resource in a tough market is your own investment professional. This is the person who may have the best understanding of your financial goals and your unique financial situation. In our view, the Web is incredible at delivering information, but it cannot take the place of an investment professional working with you to incorporate that information into a long-range financial plan -- a plan that may help you weather market volatility and help you work toward reaching your own financial goals.

To a large degree, the MFS Web site is about preparing you to have a deeper dialogue with your investment professional. We believe that if we can help you "do your homework," you'll be able to spend less time with your investment professional simply getting information and more time creating a financial plan and making investment decisions.

On a final note, we want to assure you that our commitment to the Internet does not signal a lessening of our commitment to other forms of communication. If you're not yet connected to the Web, rest assured that we will continue to strive to deliver outstanding communications in print and on the phone, as well as electronically. We hope, however, that as we continue to improve our site, we will give you more and more incentive to take advantage of the opportunities that the Web offers investors.

For some time, I've ended my letters to you by saying that we appreciate your confidence in MFS and welcome any questions or comments you may have. With the relaunched www.mfs.com, there is now an easy way for you to e-mail us those questions or comments and receive a reply. Simply click on "Contact Us" at the top of our homepage. We look forward to hearing from you.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

     May 15, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

For the six months ended April 30, 2001, Class A shares of the fund provided a total return of -14.15%, Class B shares -14.44%, Class C shares -14.51%, and Class I shares -14.13%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a -10.41% return over the same period for the fund's benchmark, the Morgan Stanley Capital International All Country World Index (the MSCI Index). The MSCI Index is a capitalization-weighted index that monitors the performance of stocks from around the world. The index tracks stocks from 22 developed markets and 26 emerging markets. During the same period, the average global fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -11.22%.

Q. GLOBAL EQUITY MARKETS REMAINED EXTREMELY VOLATILE DURING THE PERIOD, BUT WHAT FACTORS CAUSED THE FUND TO UNDERPERFORM THE MSCI INDEX?

A. While we continued to reduce the fund's exposure to the technology, media, and telecommunications (TMT) stocks that have suffered severe setbacks, we maintained our earnings-driven investment strategy, and focused on stocks of industry leaders with strong long-term growth prospects. This strategy led us to maintain our overweighted exposure to TMT stocks versus the fund's benchmark. Unfortunately, this strategy contributed to the fund's weak performance versus the MSCI Index. While these stocks have been out of favor with the market since the spring of 2000, we continue to believe that many of them show good prospects for long-term growth and capital appreciation.

Q. AT 15% OF THE FUND'S ASSETS, TECHNOLOGY STOCKS REMAINED A SIGNIFICANT SECTOR WEIGHTING. CAN YOU TELL US A BIT MORE ABOUT YOUR REASONS FOR MAINTAINING THESE INVESTMENTS?

A. In spite of the volatility and weakness that technology stocks experienced in recent months, we believe these companies still offer exceptional opportunities for long-term investors. Powerful information technology products and services -- computers, fiber-optic networks, the Internet, data-storage systems, wireless technology, and software -- have been changing the world and have continued to attract business and consumer spending. Many businesses must continually upgrade their technologies to remain competitive and enhance productivity. As a result, we believe technology companies such as Microsoft, Cisco, and EMC have the potential to deliver strong earnings growth over the long term.

   Therefore, we think this is precisely the wrong time to be changing our investment strategy in reaction to a tough market. Based on our experience over a variety of market conditions, we believe that if the market recovers, investors may gravitate toward companies that offer strong earnings growth at reasonable valuations.

Q. BEYOND THE FUND'S OVERWEIGHTING IN TECHNOLOGY, WERE THERE ANY OTHER FACTORS THAT DETRACTED FROM PERFORMANCE?

A. Financial services stocks represented the largest sector weighting in the portfolio at the end of the period; however, we were underweighted versus the benchmark. Unfortunately, this strategy proved to be a detractor from the fund's performance. In an effort to moderate the portfolio's risk profile while positioning the fund to help take advantage of growth stocks around the world, we reduced the fund's exposure to some of the financial services stocks that had performed well for the fund over the past year. In hindsight, we underestimated the market's willingness to own what we viewed as expensive financial stocks.

Q. YOU CONTINUED TO INCREASE THE FUND'S EXPOSURE TO HEALTH CARE AND ENERGY STOCKS DURING THE PERIOD. WHAT ATTRACTED YOU TO THESE COMPANIES?

A. Health care and energy stocks offered the defensive characteristics and benefits that are typically derived from noncyclical stocks. In addition, our research indicated that these stocks continued to exhibit favorable long-term prospects for earnings growth. With the exception of some weakness in the oil services and medical equipment industries, our holdings in large integrated oil companies, natural gas, electric utilities, and pharmaceutical companies contributed to performance.

Q. WHICH STOCKS PROVIDED THE BIGGEST BOOST TO PERFORMANCE? WHICH TURNED OUT TO BE DISAPPOINTMENTS?

A. Among the large integrated oil companies, two of the fund's top-10 holdings, Total Fina Elf and Royal Dutch Petroleum, provided a boost to performance amid persistently firm energy prices and earnings growth. Other significant holdings that helped performance were French health care company Sanofi-Synthelabo and Swiss pharmaceutical company Novartis. Both of these companies benefited from favorable earnings outlooks and strong product pipelines. A number of our holdings in emerging markets also produced solid gains. Of particular note was our holding in Embraer, a Brazilian aircraft manufacturer. On the negative side, most of our technology and telecommunications holdings experienced weakness; large detractors included high-quality, established companies such as Cisco, EMC, and Vodafone. Medical equipment manufacturer Applied Biosystems also detracted from total return due to what we believed were short-term product concerns.

Q. WHAT'S YOUR OUTLOOK FOR THE MONTHS AHEAD?

A. In the short term, we feel global equity markets are likely to remain volatile. Over the long term, however, we believe that global economic expansion will continue and that earnings potential for a broad range of industries and stocks could remain strong. This may sound vague; however, we do think there are a number of specific reasons for optimism. In the United States, while unemployment has spiked up in recent months, it still remains historically low, interest rates have trended lower, consumer spending has slowed but remains healthy in our view, and inflation appears to us to be under control. In Europe and Asia we see stocks trading at a discount to U.S. stocks, based on our analysis of companies stock prices, earnings, and cash flow. In addition, we feel restructuring and merger activity could bode well for European and Asian markets. In general, while we are cautious on global markets in the near term, we have a positive long-term outlook for the fund, our growth investment style, and global investing.

 /s/   David A. Antonelli                   /s/ John E. Lathrop

       David A. Antonelli                       John E. Lathrop
       Director of International Equity         Portfolio Manager
       Research*

* The committee of MFS international research analysts is responsible for the day-to-day management of a portion of the fund under the general supervision of Mr. Antonelli.

Note to Shareholders: John E. Lathrop became a portfolio manager of the fund effective August 15, 2000. Toni Y. Shimura and John W. Ballen are no longer managers of the fund.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

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PORTFOLIO MANAGER'S PROFILE
-------------------------------------------------------------------------------

JOHN E. LATHROP, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND A MEMBER OF OUR LARGE-CAP GROWTH PORTFOLIO MANAGEMENT TEAM. HE MANAGES THE GLOBAL TELECOMMUNICATIONS, GLOBAL GROWTH, EMERGING GROWTH, AND LARGE-CAP GROWTH PORTFOLIOS FOR OUR MUTUAL FUNDS, VARIABLE ANNUITIES, INSTITUTIONAL ACCOUNTS AND OFFSHORE FUNDS.

JOHN JOINED MFS IN 1994 FROM PUTNAM INVESTMENTS, WHERE HE HAD WORKED AS AN EQUITY ANALYST, STATISTICAL ANALYST, AND INSTITUTIONAL ACCOUNT CONTROLLER SINCE 1988. HE WAS NAMED VICE PRESIDENT IN 1996, PORTFOLIO MANAGER IN 1999, AND SENIOR VICE PRESIDENT IN 2001.

HE IS A GRADUATE OF NORTHWESTERN UNIVERSITY, WHERE HE WAS ELECTED TO PHI BETA KAPPA WITH HONORS IN ECONOMICS, AND HE EARNED AN M.B.A. DEGREE FROM CORNELL UNIVERSITY'S JOHNSON GRADUATE SCHOOL OF MANAGEMENT. JOHN HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION.

ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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FUND FACTS
-------------------------------------------------------------------------------

  OBJECTIVE:              TO PROVIDE CAPITAL APPRECIATION BY INVESTING IN
                          SECURITIES OF COMPANIES WORLDWIDE GROWING AT RATES
                          EXPECTED TO BE WELL ABOVE THE GROWTH RATE OF THE
                          OVERALL U.S. ECONOMY.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:  NOVEMBER 18, 1993

  CLASS INCEPTION:        CLASS A  NOVEMBER 18, 1993
                          CLASS B  NOVEMBER 18, 1993
                          CLASS C  JANUARY 3, 1994
                          CLASS I  JANUARY 2, 1997

  SIZE:                   $760.3 MILLION NET ASSETS AS OF APRIL 30, 2001

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PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH APRIL 30, 2001

CLASS A

                                       6 Months         1 Year         3 Years         5 Years               Life*
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge                -14.15%        -19.40%         +26.59%         +68.01%            +141.81%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge                   --          -19.40%         + 8.18%         +10.93%            + 12.59%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge                   --          -24.03%         + 6.06%         + 9.63%            + 11.70%
--------------------------------------------------------------------------------------------------------------------

CLASS B

                                       6 Months         1 Year         3 Years         5 Years               Life*
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge                -14.44%        -19.98%         +23.84%         +61.81%            +128.36%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge                   --          -19.98%         + 7.39%         +10.10%            + 11.73%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge                   --          -22.45%         + 6.67%         + 9.85%            + 11.73%
--------------------------------------------------------------------------------------------------------------------
*For the period from the commencement of the fund's investment operations, November 18, 1993, through April 30, 2001.

CLASS C

                                       6 Months         1 Year         3 Years         5 Years               Life*
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge                -14.51%        -20.01%         +23.77%         +61.75%            +128.80%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge                   --          -20.01%         + 7.37%         +10.10%            + 11.76%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge                   --          -20.62%         + 7.37%         +10.10%            + 11.76%
--------------------------------------------------------------------------------------------------------------------

CLASS I

                                       6 Months         1 Year         3 Years         5 Years               Life*
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge                -14.13%        -19.25%         +27.53%         +69.95%            +144.60%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge                   --          -19.25%         + 8.44%         +11.19%            + 12.76%
--------------------------------------------------------------------------------------------------------------------
*For the period from the commencement of the fund's investment operations, November 18, 1993, through April 30, 2001.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class C share performance includes the performance of the fund's Class B shares for periods prior to its inception (blended performance). Class I share performance includes the performance of the fund's Class A shares for periods prior to its inception (blended performance). Class C blended performance has been adjusted to take into account the lower CDSC applicable to Class C shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance returns have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are approximately the same, the blended Class C performance is approximately the same as it would have been had Class C shares been offered for the entire period. Because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and emerging market securities may be unfavorably affected by interest rate and currency exchange rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Investing in emerging growth companies is riskier than investing in more established companies.

This portfolio is nondiversified and has more risk than one that is diversified. The portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.

Because the portfolio may invest a substantial amount of its assets in issuers located in a single country or in a limited number of countries, it may be more volatile than a portfolio that is more geographically diversified.

These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF APRIL 30, 2001

FIVE LARGEST STOCK SECTORS

              FINANCIAL SERVICES                           16.1%
              TECHNOLOGY                                   15.1%
              UTILITIES & COMMUNICATIONS                   12.9%
              HEALTH CARE                                  11.9%
              ENERGY                                       10.1%

TOP 10 STOCK HOLDINGS

NOVARTIS AG  2.1%                      ROYAL DUTCH PETROLEUM CO.  1.6%
Swiss pharmaceutical company           Oil exploration and production company

TYCO INTERNATIONAL LTD.  2.0%          FAST RETAILING CO.  1.6%
Security systems, packaging, and       Japanese retail chain
electronic equipment conglomerate
                                       PHARMACIA CORP.  1.4%
ING GROEP N.V.  1.8%                   Pharmaceutical, health care, and
Dutch financial services company       agricultural products company

MICROSOFT CORP.  1.6%                  VODAFONE GROUP PLC  1.3%
Computer software and systems company  British wireless communications services provider
TOTAL FINA ELF S.A.  1.6%
French oil exploration and             SANOFI-SYNTHELABO S.A.  1.2%
production company                     Global health care and pharmaceutical
                                       company

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- April 30, 2001

Stocks - 96.8%
--------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES              VALUE
--------------------------------------------------------------------------------------------------
Foreign Stocks - 50.5%
  Australia - 0.6%
    Australia & New Zealand Banking Group Ltd. (Banks and
      Credit Cos.)*                                                     217,900       $  1,556,612
    Broken Hill Proprietary Co. Ltd. (Mining)                           247,400          2,714,732
                                                                                      ------------
                                                                                      $  4,271,344
--------------------------------------------------------------------------------------------------
  Bermuda - 0.4%
    Global Crossing Ltd. (Telecommunications)*                          269,210       $  3,373,201
--------------------------------------------------------------------------------------------------
  Brazil - 2.1%
    Aracruz Celulose S.A. (Forest and Paper Products)                    22,500       $    319,500
    Banco Bradesco S.A., Preferred (Banks and Credit Cos.)           41,995,514            240,111
    Banco Itau S.A. (Banks and Credit Cos.)                          10,724,500            867,587
    Companhia de Bebidas das Americas, ADR (Beverages)                  162,690          3,969,636
    Companhia Siderurgica National (Steel)                                2,470             58,045
    Companhia Vale Rio Doce, ADR (Mining)                                30,880            716,416
    Embraer Aircraft Corp., ADR (Aerospace and Defense)                 121,620          5,449,792
    Itausa Investimentos Itau S.A. (Conglomerate)                         5,167              4,298
    Itausa Investimentos Itau S.A., Preferred (Conglomerate)            161,020            139,089
    Petroleo Brasileiro S.A., ADR (Oils and Gas)                        116,480          3,144,960
    Tele Centro Oeste Celular Participacoes S.A., ADR
      (Telecommunications)                                               26,300            220,920
    Tele Norte Celular Participacoes S.A., ADR (Cellular
      Telecommunications)*                                                3,870             99,653
    Teleleste Celular Participacoes S.A.
      (Telecommunications)                                                1,190             45,220
    Uniao de Banco Brasiliero S.A. (Banks and Credit Cos.)               14,110            339,346
    Votorantim Celulose E Papel S.A., ADR (Forest and
      Paper Products)                                                     5,280             73,392
                                                                                      ------------
                                                                                      $ 15,687,965
--------------------------------------------------------------------------------------------------
  Canada - 0.8%
    AT&T Canada, Inc. (Telecommunications)*                              65,800       $  1,993,082
    BCE, Inc. (Telecommunications)                                      126,380          3,153,181
    Global Light Telecommunications Inc. (Telecommunications)*           67,300            208,630
    Manitoba Telecom Services (Telecommunications)                       31,400            804,682
                                                                                      ------------
                                                                                      $  6,159,575
--------------------------------------------------------------------------------------------------
  Chile - 0.1%
    Banco De A. Edwards, ADR (Banks and Credit
      Companies)*                                                        18,190       $    276,670
    Distribucion y Servicio S.A., ADR (Supermarkets)                     28,200            408,900
    Quinenco S.A., ADR (Telecommunications)                              17,200            118,680
                                                                                      ------------
                                                                                      $    804,250
--------------------------------------------------------------------------------------------------
  China - 1.9%
    Beijing Datang Power Generation Co. (Electronics)*                2,254,000       $    751,468
    China Mobile (Hong Kong) Ltd. (Telecommunications)*               1,318,500          6,492,242
    China Mobile (Hong Kong) Ltd., ADR
      (Telecommunications)*                                              39,570          1,001,912
    China Petroleum and Chemical Corp. (Oils)*                       20,710,000          3,691,291
    Huaneng Power International, Inc. (Energy)                          708,000            408,535
    Jiangsu Expressway Co. Ltd. (Transportation)                        926,000            192,358
    PetroChina Co. Ltd. (Oils)*                                       8,806,000          1,885,726
    Travelsky Technology Ltd. (Computer Software -
      Systems)*                                                         588,000            392,070
                                                                                      ------------
                                                                                      $ 14,815,602
--------------------------------------------------------------------------------------------------
  Croatia - 0.1%
    Pliva d.d. Co. (Medical and Health Products)                          9,180       $    107,406
    Pliva d.d. Co., GDR (Medical and Health Products)                    31,700            370,890
                                                                                      ------------
                                                                                      $    478,296
--------------------------------------------------------------------------------------------------
  Denmark - 0.6%
    Danske Bank (Banks and Credit Cos.)                                 303,380       $  4,887,060
--------------------------------------------------------------------------------------------------
  Egypt - 0.1%
    Al Ahram Beverage Co. S.A., GDR (Beverages)*                         25,760       $    256,312
    Egypt Mobile Phone (Telecommunications)*                             27,770            435,692
                                                                                      ------------
                                                                                      $    692,004
--------------------------------------------------------------------------------------------------
  Estonia - 0.1%
    AS Eesti Telekom, GDR (Telecommunications)                           30,615       $    404,703
--------------------------------------------------------------------------------------------------
  France - 4.3%
    Alstom (Transportation)                                              56,680       $  1,633,942
    Groupe Danone (Food and Beverage Products)                           13,540          1,759,462
    Sanofi-Synthelabo S.A. (Medical and Health Products)                149,910          8,988,781
    Societe Television Francaise 1 (Entertainment)                       43,347          1,818,627
    Technip S.A. (Construction)                                          34,030          5,297,398
    Total Fina Elf S.A., "B" (Oils)                                      79,110         11,788,653
    Vivendi Environnement (Utilities)                                    29,410          1,287,638
                                                                                      ------------
                                                                                      $ 32,574,501
--------------------------------------------------------------------------------------------------
  Germany - 2.1%
    Fresenius AG (Medical Supplies)                                       4,772       $    766,130
    Fresenius AG, Preferred (Medical Supplies)                            6,830          1,208,612
    Fresenius Medical Care AG, Preferred (Medical
      Supplies)                                                          77,720          3,655,073
    ProSieben Sat.1 Media AG, Preferred (Broadcasting)                  154,290          2,743,947
    SAP AG, Preferred (Computer Software - Systems)                      46,370          7,382,867
                                                                                      ------------
                                                                                      $ 15,756,629
--------------------------------------------------------------------------------------------------
  Greece - 0.4%
    Commercial Bank of Greece (Banks and Credit Cos.)                     8,200       $    404,983
    Cosmote S.A. (Telecommunications)*                                  231,400          2,015,572
    STET Hellas Telecommunications S.A., ADR
      (Telecommunications)*                                              35,510            312,488
                                                                                      ------------
                                                                                      $  2,733,043
--------------------------------------------------------------------------------------------------
  Hong Kong - 0.6%
    Cnooc Ltd. (Oils)*                                                1,820,000       $  1,750,314
    Hong Kong Exchanges & Clearing Ltd. (Financial
      Services)                                                         218,000            391,352
    Li & Fung Ltd. (Consumer Goods and Services)                      1,122,000          2,122,112
                                                                                      ------------
                                                                                      $  4,263,778
--------------------------------------------------------------------------------------------------
  Hungary - 0.2%
    Gedeon Richter Rt., GDR (Pharmaceuticals)                             6,600       $    372,900
    Magyar Tavkozlesi Rt., ADR (Telecommunications)*                     51,605            861,804
                                                                                      ------------
                                                                                      $  1,234,704
--------------------------------------------------------------------------------------------------
  India - 0.1%
    Hindustan Lever Ltd. (Chemicals)                                     85,900       $    386,908
    Mahanagar Telephone Nigam Ltd., GDR
      (Telecommunications)                                               55,000            363,000
                                                                                      ------------
                                                                                      $    749,908
--------------------------------------------------------------------------------------------------
  Israel - 0.7%
    Bank Hapoalim (Banks and Credit Cos.)                               281,000       $    705,903
    Check Point Software Technologies Ltd. (Computer
      Software - Services)*                                              67,690          4,246,194
    Partner Communications Co. Ltd., ADR (Cellular
      Telephones)*                                                       78,350            338,472
                                                                                      ------------
                                                                                      $  5,290,569
--------------------------------------------------------------------------------------------------
  Italy - 1.3%
    Assicurazioni Generali S.p.A. (Insurance)                           138,100       $  4,458,806
    Banca Intesa S.p.A. (Financial Services)                            629,840          2,363,165
    Banca Nazionale del Lavoro S.p.A. (Banks and Credit
      Cos.)*                                                            962,550          3,065,076
                                                                                      ------------
                                                                                      $  9,887,047
--------------------------------------------------------------------------------------------------
  Japan - 8.2%
    Canon, Inc. (Special Products and Services)                         203,000       $  7,969,483
    Chugai Pharmaceutical Co., Ltd. (Pharmaceuticals)                   200,000          2,970,698
    Daikin Industries Ltd. (Consumer Goods and Services)                131,000          2,232,111
    Fast Retailing Co. (Retail)                                          53,200         11,484,895
    Fujikura Ltd. (Electronics)                                         350,000          2,762,263
    Honda Motor Co., Ltd. (Automotive)                                  140,000          5,632,184
    NTT DoCoMo, Inc. (Telecommunications)                                   309          6,353,084
    Secom Co., Ltd. (Consumer Goods and Services)                        62,900          3,818,601
    Shionogi & Co., Ltd. (Pharmaceuticals)                              121,000          2,130,282
    Sony Corp. (Electronics)                                             45,300          3,388,150
    Stanley Electric Co., Ltd. (Electronics)                            151,000          1,428,841
    Sumitomo Electric Industries, Ltd. (Electronics)                    260,000          3,215,801
    Sumitomo Realty & Development Co., Ltd. (Real Estate)               615,000          3,380,160
    Tokyo Broadcasting System, Inc. (Entertainment)                     111,000          2,488,829
    Tokyo Gas Co., Ltd. (Gas)                                         1,006,000          2,825,660
                                                                                      ------------
                                                                                      $ 62,081,042
--------------------------------------------------------------------------------------------------
  Mexico - 1.5%
    Cemex S.A. (Construction)                                            32,790       $    759,744
    Cifra S.A. de C.V. (Retail)*                                        528,295          1,250,098
    Coca-Cola Femsa S.A., ADR (Beverages)                                17,260            336,570
    Grupo Aeroportuario del Sureste S.A. de C.V., ADR
      (Transportation)*                                                 229,945          4,173,502
    Grupo Carso S.A. (Conglomerate)                                      21,100             51,981
    Grupo Continential S.A. (Food and Beverage Products)                135,640            175,870
    Grupo Financiero Banamex Accival S.A. de C.V.
      (Finance)                                                         386,480            709,904
    Grupo Financiero Banorte S.A. de C.V. (Finance)*                    218,640            348,454
    Grupo Modelo S.A. de C.V. (Brewery)                                 590,600          1,627,261
    Telefonos de Mexico S.A., ADR (Telecommunications)                   44,885          1,553,021
    Tubos de Acero de Mexico S.A. (Steel)                                40,900            548,469
                                                                                      ------------
                                                                                      $ 11,534,874
--------------------------------------------------------------------------------------------------
  Netherlands - 6.2%
    ABN AMRO Holding N.V. (Finance)                                     164,400       $  3,310,177
    Akzo Nobel N.V. (Chemicals)                                         141,910          5,909,791
    Fugro N.V. (Engineering)*                                            25,482          1,616,081
    Hunter Douglas N.V., ADR (Consumer Goods and
      Services)*                                                         85,520          2,268,101
    ING Groep N.V. (Financial Services)*                                191,671         13,085,834
    Jomed N.V. (Medical and Health Products)                             44,515          1,334,475
    Koninklijke Philips Electronics N.V. (Electronics)                  106,657          3,132,363
    Libertel N.V. (Cellular Telecommunications)*                        208,260          2,059,701
    Royal Dutch Petroleum Co. (Oils)                                    192,870         11,530,498
    Verenigde Nederlandse Uitgeversbedrijven Verenigd
      Bezit (Publishing)                                                 69,430          2,885,229
                                                                                      ------------
                                                                                        47,132,250
--------------------------------------------------------------------------------------------------
  Panama
    Banco Latinoamericano de Exportaciones S.A. (Banks)                   9,250       $    305,250
--------------------------------------------------------------------------------------------------
  Philippines - 0.1%
    Ayala Corp. (Conglomerate)                                        1,348,220       $    186,596
    Ayala Land, Inc. (Real Estate)                                    1,395,000            146,842
    Bank of Philippine Islands (Banks and Credit Cos.)                  175,300            257,995
    San Miguel Corp., "B" (Brewery)                                     181,290            171,395
                                                                                      ------------
                                                                                      $    762,828
--------------------------------------------------------------------------------------------------
  Poland - 0.2%
    Polski Koncern Naftowy Orlen S.A., GDR (Oils)*#                      88,640       $    833,216
    Telekomunikacja Polska S.A., GDR
      (Telecommunications)*                                              64,780            346,573
                                                                                      ------------
                                                                                      $  1,179,789
--------------------------------------------------------------------------------------------------
  Russia - 0.4%
    AO Tatneft, ADR (Oils)                                               46,830       $    410,231
    Lukoil Oil Co., ADR (Oils)                                           20,600            856,960
    Mobile Telesystems, ADR (Telecommunications)*                        25,610            735,007
    Surgutneftegaz, ADR (Oils and Gas)                                   71,450            814,530
                                                                                      ------------
                                                                                      $  2,816,728
--------------------------------------------------------------------------------------------------
  Singapore - 1.0%
    Datacraft Asia Ltd. (Telecommunications)                            625,649       $  3,190,810
    DBS Group Holdings Ltd. (Financial Services)                        331,264          2,893,215
    Overseas Union Bank Ltd. (Banks and Credit Cos.)                    398,000          1,552,211
    Want Want Holdings Ltd. (Food and Beverage Products)                120,600            145,926
                                                                                      ------------
                                                                                      $  7,782,162
--------------------------------------------------------------------------------------------------
  South Africa - 1.3%
    Anglo American Platinum Corp. Ltd. (Metals)                          83,610       $  3,750,729
    AngloGold Ltd. (Mining)                                              10,600            376,449
    Gencor Ltd. (Metals)                                                304,460          1,202,664
    Impala Platinum Holdings Ltd. (Minerals)                             25,500          1,223,364
    Investec Group Ltd. (Banks and Credit Cos.)*                         12,830            319,751
    Johnnic Communications Ltd. (Media)                                  11,120            133,024
    Johnnic Holdings Ltd. (Telecommunications)                           19,830            164,323
    Liberty Life Association of Africa Ltd. (Insurance)                  44,300            289,813
    Nedcor Ltd. (Banks and Credit Cos.)*                                 19,900            364,523
    Sanlam Ltd. (Insurance)*                                            306,000            367,963
    Sappi Ltd. (Forest and Paper Products)                               43,600            398,241
    Sasol Ltd. (Oils)                                                    99,620            893,787
    South African Breweries Ltd. (Brewery)                               55,926            381,203
    Standard Bank Investment Corp., Ltd. (Banks and
      Credit Cos.)                                                       94,100            376,986
                                                                                      ------------
                                                                                      $ 10,242,820
--------------------------------------------------------------------------------------------------
  South Korea - 0.7%
    Housing & Commercial Bank of Korea (Banks and Credit
      Cos.)                                                               2,237       $     42,613
    Hyundai Motor Co., Ltd. (Automotive)                                 26,600            416,700
    LG Chem Investment Ltd. (Chemicals)                                   6,598             78,273
    LG Chem Ltd. (Chemicals)*                                            24,195            235,510
    LG Household & Health Care Ltd. (Medical and Health
      Products)*                                                          5,865             80,281
    Pohang Iron & Steel Co. Ltd. (Construction)                          10,680            795,924
    Pohang Iron & Steel Co. Ltd., ADR (Construction)                     20,810            416,408
    Samsung Electronics (Electronics)                                    17,370          3,024,890
                                                                                      ------------
                                                                                      $  5,090,599
--------------------------------------------------------------------------------------------------
  Spain - 1.0%
    Centros Comerciales Carrefour S.A. (Retail)                         114,130       $  1,719,954
    Iberdrola S.A. (Utilities - Electric)                               398,600          5,879,671
                                                                                      ------------
                                                                                      $  7,599,625
--------------------------------------------------------------------------------------------------
  Sweden - 0.5%
    Saab AB, "B" (Aerospace)                                            479,247       $  3,997,231
--------------------------------------------------------------------------------------------------
  Switzerland - 5.2%
    Julius Baer Holdings (Banks and Credit Cos.)                            504       $  2,184,988
    Leica Geosystems AG (Technology)*                                    10,480          2,860,763
    Nestle S.A. (Food and Beverage Products)                              2,368          4,903,641
    Novartis AG (Medical and Health Products)                             9,778         15,197,445
    Syngenta AG (Chemicals)*                                            133,816          6,781,060
    Synthes-Stratec, Inc. (Medical and Health Products)*#                13,280          7,901,600
                                                                                      ------------
                                                                                      $ 39,829,497
--------------------------------------------------------------------------------------------------
  Taiwan - 0.3%
    Advanced Semiconductor Engineering Inc., ADR
      (Technology)*                                                      96,797       $    387,188
    Ritek Corp. (Computer - Software Systems)*#                          50,726            215,586
    Taipei Fund (Finance)*                                                  237          1,155,612
    Taiwan Semiconductor Manufacturing Co. Ltd., ADR
      (Electronics)                                                      37,639            912,369
                                                                                      ------------
                                                                                      $  2,670,755
--------------------------------------------------------------------------------------------------
  Thailand - 0.2%
    BEC World Public Co. (Television)                                    15,100       $     76,162
    BEC World Public Co., Ltd. (Television)                             120,800            604,000
    PTT Exploration and Production Public Co., Ltd.
      (Natural Gas)                                                     306,900            706,678
                                                                                      ------------
                                                                                      $  1,386,840
--------------------------------------------------------------------------------------------------
  Turkey - 0.1%
    Anadolu Efes Biracilik ve Malt Sanayii A.S. (Brewery)             5,201,300       $    261,672
    Tupras Turkiye Petrol Rafinerileri A.S. (Oils)                   12,965,500            429,132
    Yapi ve Kredi Bankasi (Banks and Credit Cos.)                    50,830,700            237,778
                                                                                      ------------
                                                                                      $    928,582
--------------------------------------------------------------------------------------------------
  United Kingdom - 7.0%
    Antofagasta Holdings PLC (Minerals)                                  25,210       $    184,577
    Bank of Scotland (Banks and Credit Cos.)*                           113,770          1,306,409
    Billiton PLC (Minerals)                                             431,300          2,121,650
    BP Amoco PLC, ADR (Oils)                                             82,484          4,460,735
    CGNU PLC (Insurance)*                                               322,873          4,478,569
    Diageo PLC (Food and Beverage Products)*                            331,556          3,484,818
    HSBC Holdings PLC (Banks and Credit Cos.)*                          401,291          5,285,121
    HSBC Holdings PLC, (Hong Kong Shares) (Banks and
      Credit Cos.)                                                      118,768          1,507,711
    Matalan PLC (Apparel and Textiles)                                  383,030          2,278,568
    Next PLC (Retail)                                                   264,943          3,466,645
    Old Mutual PLC (Insurance)                                          186,930            394,282
    Reckitt Benckiser PLC (Consumer Goods and Services)*                179,800          2,451,581
    Reed International PLC (Publishing)                                 441,290          4,373,138
    Reuters Group PLC (Business Services)                               203,880          2,988,370
    Royal Bank of Scotland PLC (Banks and Credit Cos.)*                 173,329          4,012,859
    Vodafone Group PLC (Telecommunications)*                          3,226,898          9,794,196
    Vodafone Group PLC, ADR (Telecommunications)                         33,919          1,027,067
                                                                                      ------------
                                                                                      $ 53,616,296
--------------------------------------------------------------------------------------------------
  Venezuela - 0.1%
    Compania Anonima Nacional Telefonos de Venezuela, ADR
      (Telecommunications)                                               31,540       $    722,581
--------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                   383,743,928
--------------------------------------------------------------------------------------------------
U.S. Stocks - 46.3%
  Advertising & Broadcasting - 0.5%
    Omnicom Group, Inc.                                                  46,800       $  4,111,380
--------------------------------------------------------------------------------------------------
  Aerospace - 0.9%
    United Technologies Corp.                                            89,140       $  6,960,051
--------------------------------------------------------------------------------------------------
  Automotive - 0.5%
    Harley-Davidson, Inc.                                                76,220       $  3,512,980
--------------------------------------------------------------------------------------------------
  Biotechnology - 2.2%
    Abbott Laboratories, Inc.                                            92,300       $  4,280,874
    Guidant Corp.*                                                       51,200          2,099,200
    Pharmacia Corp.                                                     191,832         10,025,140
                                                                                      ------------
                                                                                      $ 16,405,214
--------------------------------------------------------------------------------------------------
  Business Machines - 1.5%
    Affiliated Computer Services, Inc., "A"*                             73,980       $  5,326,560
    International Business Machines Corp.                                50,300          5,791,542
    Sun Microsystems, Inc.*                                              32,800            561,536
                                                                                      ------------
                                                                                      $ 11,679,638
--------------------------------------------------------------------------------------------------
  Business Services - 2.9%
    Automatic Data Processing, Inc.                                      24,000       $  1,302,000
    BEA Systems, Inc.*                                                   74,120          3,027,802
    BISYS Group, Inc.*                                                   95,780          4,616,596
    DST Systems, Inc.*                                                   33,940          1,667,133
    First Data Corp.                                                     70,990          4,787,566
    Fiserv, Inc.*                                                        69,380          3,839,489
    Nextel Partners, Inc.                                                74,370          1,278,420
    VeriSign, Inc.*                                                      32,210          1,651,729
                                                                                      ------------
                                                                                      $ 22,170,735
--------------------------------------------------------------------------------------------------
  Cellular Phones - 1.3%
    QUALCOMM, Inc.*                                                      62,500       $  3,585,000
    Sprint Corp. (PCS Group)*                                           233,410          5,982,298
    Voicestream Wireless Corp.*                                             520             54,600
                                                                                      ------------
                                                                                      $  9,621,898
--------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.5%
    Compaq Computer Corp.                                               199,340       $  3,488,450
--------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.7%
    Mercury Interactive Corp.*                                           13,500       $    893,025
    Microsoft Corp.*                                                    179,240         12,143,510
                                                                                      ------------
                                                                                      $ 13,036,535
--------------------------------------------------------------------------------------------------
  Computer Software - Services - 0.7%
    EMC Corp.*                                                           94,740       $  3,751,704
    Internet Security Systems, Inc.*                                     34,400          1,716,216
                                                                                      ------------
                                                                                      $  5,467,920
--------------------------------------------------------------------------------------------------
  Computer Software - Systems - 2.3%
    Cadence Design Systems, Inc.*                                        73,390       $  1,519,173
    Comverse Technology, Inc.*                                           47,300          3,240,050
    E.piphany, Inc.*                                                     69,500            631,060
    Extreme Networks, Inc.*                                              62,100          2,043,090
    I2 Technologies, Inc.*                                               23,500            409,135
    Informix Corp.*                                                      19,131             45,655
    McDATA Corp.*                                                         3,597             82,120
    NetIQ Corp.*                                                         34,600          1,015,856
    Oracle Corp.*                                                       194,440          3,142,150
    Rational Software Corp.*                                             71,260          1,725,205
    VERITAS Software Corp.*                                              55,010          3,279,146
                                                                                      ------------
                                                                                      $ 17,132,640
--------------------------------------------------------------------------------------------------
  Conglomerates - 2.4%
    General Electric Co.                                                 81,580       $  3,959,077
    Tyco International Ltd.                                             270,450         14,433,917
                                                                                      ------------
                                                                                      $ 18,392,994
--------------------------------------------------------------------------------------------------
  Electrical Equipment - 0.3%
    QLogic Corp.*                                                        53,500       $  2,294,615
--------------------------------------------------------------------------------------------------
  Electronics - 1.1%
    Analog Devices, Inc.*                                                37,100       $  1,755,201
    Atmel Corp.*                                                         35,400            491,706
    Lexmark International Group, Inc.                                    57,200          3,513,796
    LSI Logic Corp.*                                                     34,800            712,356
    Micron Technology, Inc.*                                             35,100          1,592,838
                                                                                      ------------
                                                                                      $  8,065,897
--------------------------------------------------------------------------------------------------
  Energy - 0.4%
    Dynegy, Inc.                                                         47,900       $  2,771,015
--------------------------------------------------------------------------------------------------
  Entertainment - 3.0%
    Clear Channel Communications, Inc.*                                  76,500       $  4,268,700
    Fox Entertainment Group, Inc.*                                      104,100          2,389,095
    Gemstar-TV Guide International, Inc.*                                56,900          2,362,488
    Univision Communications, Inc., "A"*                                 69,200          3,024,732
    USA Networks, Inc.*                                                 155,700          3,900,285
    Viacom, Inc., "B"*                                                  131,300          6,835,478
                                                                                      ------------
                                                                                      $ 22,780,778
--------------------------------------------------------------------------------------------------
  Financial Institutions - 3.2%
    Citigroup, Inc.                                                     129,317       $  6,355,931
    FleetBoston Financial Corp.                                          59,000          2,263,830
    Freddie Mac                                                         107,400          7,066,920
    Merrill Lynch & Co., Inc.                                            45,700          2,819,690
    Morgan Stanley Dean Witter & Co.                                     14,100            885,339
    State Street Corp.                                                   45,090          4,679,440
                                                                                      ------------
                                                                                      $ 24,071,150
--------------------------------------------------------------------------------------------------
  Financial Services - 0.7%
    J. P. Morgan Chase & Co.                                             56,260       $  2,699,355
    John Hancock Financial Services, Inc.                                62,200          2,310,730
                                                                                      ------------
                                                                                      $  5,010,085
--------------------------------------------------------------------------------------------------
  Insurance - 3.4%
    AFLAC, Inc.                                                         150,200       $  4,776,360
    American International Group, Inc.                                   65,370          5,347,266
    CIGNA Corp.                                                          36,300          3,873,210
    Hartford Financial Services Group, Inc.                              46,150          2,865,915
    MetLife, Inc.                                                        19,600            568,400
    The St. Paul Cos., Inc.                                              74,000          3,337,400
    UnumProvident Corp.                                                 159,500          4,770,645
                                                                                      ------------
                                                                                      $ 25,539,196
--------------------------------------------------------------------------------------------------
  Internet - 0.2%
    CNET Networks, Inc.*                                                 95,500       $  1,171,785
    VIA Net.Works, Inc.*                                                103,290            232,403
    XO Communications, Inc.*                                            132,710            521,550
                                                                                      ------------
                                                                                      $  1,925,738
--------------------------------------------------------------------------------------------------
  Machinery - 0.3%
    W.W. Grainger, Inc.                                                  60,720       $  2,354,721
--------------------------------------------------------------------------------------------------
  Manufacturing - 0.1%
    Minnesota Mining & Manufacturing Co.                                  8,100       $    963,981
--------------------------------------------------------------------------------------------------
  Medical & Health Products - 2.0%
    American Home Products Corp.                                        114,750       $  6,626,812
    Bristol-Myers Squibb Co.                                             85,010          4,760,560
    Pfizer, Inc.                                                         97,110          4,204,863
                                                                                      ------------
                                                                                      $ 15,592,235
--------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 0.9%
    Applera Corp. - Applied Biosystems Group                            158,300       $  5,075,098
    Discovery Partners International*                                       120                977
    IMS Health, Inc.                                                     62,700          1,721,115
                                                                                      ------------
                                                                                      $  6,797,190
--------------------------------------------------------------------------------------------------
  Metals & Mining
    Freeport McMoRan Copper & Gold, Inc.                                 25,500       $    361,080
--------------------------------------------------------------------------------------------------
  Oil Services - 2.3%
    Baker Hughes, Inc.                                                   66,590       $  2,616,321
    El Paso Corp.                                                        64,200          4,416,960
    Global Marine, Inc.*                                                100,250          2,882,187
    Noble Drilling Corp.*                                                61,840          2,999,240
    Weatherford International, Inc.*                                     81,190          4,727,694
                                                                                      ------------
                                                                                      $ 17,642,402
--------------------------------------------------------------------------------------------------
  Oils - 2.0%
    Apache Corp.                                                         26,900       $  1,720,524
    Grant Pride Co., Inc.*                                              114,240          2,284,800
    Santa Fe International Corp.                                        232,030          8,817,140
    Transocean Sedco Forex, Inc.                                         48,890          2,653,749
                                                                                      ------------
                                                                                      $ 15,476,213
--------------------------------------------------------------------------------------------------
  Retail - 1.5%
    BJ's Wholesale Club, Inc.*                                           55,850       $  2,530,005
    CVS Corp.                                                           100,000          5,895,000
    Gap, Inc.                                                            57,300          1,587,783
    RadioShack Corp.                                                     42,190          1,292,280
                                                                                      ------------
                                                                                      $ 11,305,068
--------------------------------------------------------------------------------------------------
  Supermarket - 1.5%
    Kroger Co.*                                                         176,730       $  3,992,331
    Safeway, Inc.*                                                      133,390          7,243,077
                                                                                      ------------
                                                                                      $ 11,235,408
--------------------------------------------------------------------------------------------------
  Telecommunications - 5.1%
    Adelphia Communications Corp., "A"*                                  49,650       $  1,805,274
    Allegiance Telecom, Inc.*                                           100,830          1,813,932
    American Tower Corp., "A"*                                          121,260          3,249,768
    Cabletron Systems, Inc.*                                             89,090          1,396,931
    CIENA Corp.*                                                         48,280          2,658,297
    Cisco Systems, Inc.*                                                214,150          3,636,267
    Comcast Corp., "A"*                                                  63,550          2,790,480
    EchoStar Communications Corp.*                                      157,600          4,721,696
    Emulex Corp.*                                                         7,700            276,507
    General Motors Corp., "H"*                                           35,500            754,375
    Metromedia Fiber Network, Inc., "A"*                                223,280          1,136,495
    NTL, Inc.*                                                          198,351          5,770,031
    Qwest Communications International, Inc.*                           100,400          4,106,360
    Scientific-Atlanta, Inc.                                             21,100          1,218,103
    Tekelec Co.*                                                         62,880          1,961,856
    Time Warner Telecom, Inc.*                                           31,200          1,580,280
                                                                                      ------------
                                                                                      $ 38,876,652
--------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.9%
    AES Corp.*                                                           93,600       $  4,461,912
    Calpine Corp.*                                                       42,200          2,404,931
                                                                                      ------------
                                                                                      $  6,866,843
--------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                     $351,910,702
--------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $740,812,656)                                          $735,654,630
--------------------------------------------------------------------------------------------------
Convertible Bond - 0.1%
--------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
--------------------------------------------------------------------------------------------------
U.S. Bonds - 0.1%
  Telecommunications - 0.1%
    Acer Communications, 0s, 2006# (Identified Cost,
      $675,000)                                                       $     675       $    658,125
--------------------------------------------------------------------------------------------------
Warrant
--------------------------------------------------------------------------------------------------
                                                                         SHARES
--------------------------------------------------------------------------------------------------
U.S. Stocks
    Acclaim Entertainment, Inc.* (Identified Cost, $0)                    2,185       $        262
--------------------------------------------------------------------------------------------------

Short-Term Obligations - 2.9%
--------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)              VALUE
--------------------------------------------------------------------------------------------------
    American Express Credit Corp., due 5/01/01                         $  1,177       $  1,177,000
    American General Finance Corp., due 5/01/01                             485            485,000
    Cargill, Inc., due 5/01/01                                            1,889          1,889,000
    Citigroup, Inc., due 5/01/01                                          2,606          2,606,000
    Dow Chemical Co., due 5/01/01                                         1,056          1,056,000
    General Electric Capital Corp., due 5/01/01                           5,097          5,097,000
    Prudential Funding Corp., due 5/01/01                                 1,286          1,286,000
    Societe Generale Time Deposit, due 5/01/01                            6,444          6,444,000
    UBS Finance, Inc., due 5/01/01                                        2,442          2,442,000
--------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                       $ 22,482,000
--------------------------------------------------------------------------------------------------
Repurchase Agreement - 0.2%
--------------------------------------------------------------------------------------------------
    Merrill Lynch, dated 04/30/01, due 05/01/01, total to be received $1,531,197
      (secured by various U.S. Treasury and Federal Agency obligations in a jointly traded account),
      at Cost                                                   $         1,531       $  1,531,000
--------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $765,500,656)                                     $760,326,017

Other Assets, Less Liabilities                                                             (73,683)
--------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                   $760,252,334
--------------------------------------------------------------------------------------------------
* Non-income producing security.
# SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
----------------------------------------------------------------------------
APRIL 30, 2001
----------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $765,500,656)      $  760,326,017
  Investments of cash collateral for securities loaned, at
identified cost and value                                        88,524,790
  Cash                                                              401,850
  Foreign currency, at value (identified cost, $834,264)            831,756
  Receivable for investments sold                                21,666,595
  Receivable for fund shares sold                                 4,069,261
  Dividends and interest receivable                               1,577,932
  Other assets                                                        3,575
                                                             --------------
      Total assets                                           $  877,401,776
                                                             --------------
Liabilities:
  Payable for investments purchased                              26,407,284
  Payable for fund shares reacquired                              1,771,570
  Collateral for securities loaned, at value                     88,524,790
  Payable to affiliates -
    Management fee                                                   55,826
    Shareholder servicing agent fee                                   6,203
    Distribution and service fee                                     40,941
    Administrative fee                                                1,086
  Accrued expenses and other liabilities                            341,742
                                                             --------------
      Total liabilities                                      $  117,149,442
                                                             --------------
Net assets                                                   $  760,252,334
                                                             ==============
Net assets consist of:
  Paid-in capital                                            $  836,563,098
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                 (5,206,016)
  Accumulated net realized loss on investments and foreign
    currency transactions                                       (68,439,348)
  Accumulated net investment loss                                (2,665,400)
                                                             --------------
      Total                                                  $  760,252,334
                                                             ==============
Shares of beneficial interest outstanding                      42,484,834
                                                               ==========
Class A shares:
  Net asset value per share
    (net assets of $334,223,210 / 18,426,690 shares of
    beneficial interest outstanding)                             $18.14
                                                                 ======
  Offering price per share (100 / 94.25 of net asset value
    per share)                                                   $19.25
                                                                 ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $364,115,792 / 20,549,555 shares of
    beneficial interest outstanding)                             $17.72
                                                                 ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $54,332,204 / 3,093,462 shares of
    beneficial interest outstanding)                             $17.56
                                                                 ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $7,581,128 / 415,127 shares of
     beneficial interest outstanding)                            $18.26
                                                                 ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
------------------------------------------------------------------------
SIX MONTHS ENDED APRIL 30, 2001
------------------------------------------------------------------------

Net investment income (loss):
  Income -
    Dividends                                              $   4,247,992
    Interest                                                   1,186,695
    Foreign taxes withheld                                      (379,161)
                                                           -------------
      Total investment income                              $   5,055,526
                                                           -------------
  Expenses -
    Management fee                                         $   3,596,805
    Trustees' compensation                                        28,398
    Shareholder servicing agent fee                              399,645
    Distribution and service fee (Class A)                       609,235
    Distribution and service fee (Class B)                     1,932,360
    Distribution and service fee (Class C)                       291,503
    Administrative fee                                            47,362
    Custodian fee                                                415,786
    Printing                                                      20,643
    Postage                                                       77,071
    Auditing fees                                                 15,525
    Legal fees                                                     1,440
    Miscellaneous                                                402,695
                                                           -------------
      Total expenses                                       $   7,838,468
    Fees paid indirectly                                         (66,195)
    Reduction of expenses by distributor                        (176,017)
                                                           -------------
      Net expenses                                         $   7,596,256
                                                           -------------
        Net investment loss                                $  (2,540,730)
                                                           -------------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                $ (58,532,173)
    Foreign currency transactions                               (261,742)
                                                           -------------
      Net realized loss on investments and foreign
        currency transactions                              $ (58,793,915)
                                                           -------------
  Change in unrealized appreciation (depreciation) -
    Investments                                            $ (68,645,361)
    Translation of assets and liabilities in foreign
      currencies                                                  51,790
                                                           -------------
      Net unrealized loss on investments and foreign
      currency translation                                 $ (68,593,571)
                                                           -------------
        Net realized and unrealized loss on investments
          and foreign currency                             $(127,387,486)
                                                           -------------
          Decrease in net assets from operations           $(129,928,216)
                                                           =============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------
                                                            SIX MONTHS ENDED                     YEAR ENDED
                                                              APRIL 30, 2001               OCTOBER 31, 2000
                                                                 (UNAUDITED)
------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                          $  (2,540,730)                  $ (1,396,082)
  Net realized gain (loss) on investments and foreign
    currency transactions                                        (58,793,915)                   229,338,104
  Net unrealized loss on investments and foreign currency
    translation                                                  (68,593,571)                   (77,059,458)
                                                               -------------                   ------------
    Increase (decrease) in net assets from operations          $(129,928,216)                  $150,882,564
                                                               -------------                   ------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                            $ (83,343,282)                  $(20,046,665)
  From net realized gain on investments and foreign
    currency transactions (Class B)                              (94,585,388)                   (25,906,105)
  From net realized gain on investments and foreign
    currency transactions (Class C)                              (13,600,539)                    (2,240,760)
  From net realized gain on investments and foreign
    currency transactions (Class I)                               (1,958,517)                      (625,939)
                                                               -------------                   ------------
    Total distributions declared to shareholders               $(193,487,726)                  $(48,819,469)
                                                               -------------                   ------------
Net increase in net assets from fund share
  transactions                                                 $ 180,112,176                   $192,781,936
                                                               -------------                   ------------
      Total increase (decrease) in net assets                  $(143,303,766)                  $294,845,031
Net assets:
  At beginning of period                                         903,556,100                    608,711,069
                                                               -------------                   ------------

  At end of period (including accumulated net investment
    loss of $2,665,400 and $124,670, respectively)             $ 760,252,334                   $903,556,100
                                                               =============                   ============

See notes to financial statements.

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                            SIX MONTHS ENDED        --------------------------------------------------------------------------
                              APRIL 30, 2001              2000             1999             1998           1997           1996
                                 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                     CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                            $  27.51          $  23.20         $  18.27         $  20.79       $  19.09       $  18.16
                                    --------          --------         --------         --------       --------       --------
Income (loss) from investment operations# -
  Net investment income (loss)(S)   $  (0.02)         $   0.07         $  (0.05)        $  (0.01)      $  (0.02)      $  (0.07)
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency               (3.38)             6.14             6.59            (0.41)          2.77           2.73
                                    --------          --------         --------         --------       --------       --------
      Total from investment
        operations                  $  (3.40)         $   6.21         $   6.54         $  (0.42)      $   2.75       $   2.66
                                    --------          --------         --------         --------       --------       --------

Less distributions declared to shareholders -
  From net investment income        $  --             $  --            $  --            $  --          $  --          $  (0.01)
  From net realized gain on
    investments and foreign
    currency transactions              (5.97)            (1.90)           (1.61)           (2.10)         (1.05)         (1.72)
                                    --------          --------         --------         --------       --------       --------
      Total distributions
        declared to shareholders    $  (5.97)         $  (1.90)        $  (1.61)        $  (2.10)      $  (1.05)      $  (1.73)
                                    --------          --------         --------         --------       --------       --------
Net asset value - end of period     $  18.14          $  27.51         $  23.20         $  18.27       $  20.79       $  19.09
                                    ========          ========         ========         ========       ========       ========
Total return(+)                       (14.15)%++         27.22%           38.13%           (1.99)%        15.17%         15.73%
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                            1.50%+            1.45%            1.48%            1.49%          1.52%          1.58%
  Net investment income (loss)         (0.22)%+           0.26%           (0.23)%          (0.06)%        (0.10)%        (0.35)%
Portfolio turnover                        51%              182%             146%             104%           133%            95%
Net assets at end of period
  (000 Omitted)                     $334,223          $389,664         $244,777         $195,194       $204,918       $172,106

 (S) The distributor voluntarily waived a portion of its fee for the periods indicated. If the fee had been incurred by the fund, the net investment income (loss) per share and the ratios would have been:
       Net investment income
         (loss)                     $  (0.03)          $  0.04         $  (0.07)        $  (0.03)      $  (0.04)      $  (0.09)
       Ratios (to average net assets):
         Expenses##                     1.60%+            1.55%            1.58%            1.59%          1.62%          1.68%
         Net investment income
           (loss)                      (0.32)%+           0.16%           (0.33)%          (0.16)%        (0.20)%        (0.45)%

  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                            SIX MONTHS ENDED        --------------------------------------------------------------------------
                              APRIL 30, 2001              2000             1999             1998           1997           1996
                                 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                     CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                            $  26.87          $  22.73         $  18.06         $  20.56       $  18.87       $  17.97
                                    --------          --------         --------         --------       --------       --------
Income (loss) from investment operations# -
  Net investment loss               $  (0.10)         $  (0.14)        $  (0.20)        $  (0.16)      $  (0.17)      $  (0.21)
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency               (3.29)             6.04             6.48            (0.40)          2.76           2.70
                                    --------          --------         --------         --------       --------       --------
      Total from investment
        operations                  $  (3.39)         $   5.90         $   6.28         $  (0.56)      $   2.59       $   2.49
                                    --------          --------         --------         --------       --------       --------

Less distributions declared to
  shareholders from net realized
  gain on investments and foreign
  currency transactions             $ (5.76)          $ (1.76)         $ (1.61)         $ (1.94)       $ (0.90)       $ (1.59)
                                    --------          --------         --------         --------       --------       --------
Net asset value - end of period     $  17.72          $  26.87         $  22.73         $  18.06       $  20.56       $  18.87
                                    ========          ========         ========         ========       ========       ========
Total return                          (14.44)%++         26.26%           37.12%           (2.70)%        14.30%         14.77%
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                            2.25%+            2.20%            2.23%            2.24%          2.28%          2.39%
  Net investment loss                  (0.97)%+          (0.47)%          (0.99)%          (0.81)%        (0.87)%        (1.16)%
Portfolio turnover                        51%              182%             146%             104%           133%            95%
Net assets at end of period
  (000 Omitted)                     $364,116          $442,368         $330,542         $259,345       $308,692       $282,668

 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                            SIX MONTHS ENDED        --------------------------------------------------------------------------
                              APRIL 30, 2001              2000             1999             1998           1997           1996
                                 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
                                     CLASS C
------------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                            $  26.74          $  22.64         $  17.99         $  20.49       $  18.85       $  17.96
                                    --------          --------         --------         --------       --------       --------
Income (loss) from investment operations# -
  Net investment loss               $  (0.10)         $  (0.11)        $  (0.20)        $  (0.16)      $  (0.17)      $  (0.20)
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency               (3.28)             5.99             6.46            (0.40)          2.75           2.70
                                    --------          --------         --------         --------       --------       --------
      Total from investment
        operations                  $  (3.38)         $   5.88         $   6.26         $  (0.56)      $   2.58       $   2.50
                                    --------          --------         --------         --------       --------       --------

Less distributions declared to
  shareholders from net
  realized gain on investments
  and foreign currency
  transactions                      $  (5.80)         $  (1.78)        $  (1.61)        $  (1.94)      $  (0.94)      $  (1.61)
                                    --------          --------         --------         --------       --------       --------
Net asset value - end of period     $  17.56          $  26.74         $  22.64         $  17.99       $  20.49       $  18.85
                                    ========          ========         ========         ========       ========       ========
Total return                          (14.51)%++         26.28%           37.15%           (2.73)%        14.27%         14.88%
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                            2.25%+            2.20%            2.23%            2.24%          2.25%          2.32%
  Net investment loss                  (0.98)+           (0.39)%          (0.99)%          (0.83)%        (0.85)%        (1.10)%
Portfolio turnover                        51%              182%             146%             104%           133%            95%
Net assets at end of period
  (000 Omitted)                      $54,332           $62,520          $26,120          $19,149        $24,662        $19,994

 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED OCTOBER 31,                  PERIOD ENDED
                                       SIX MONTHS ENDED       ------------------------------------------         OCTOBER 31,
                                         APRIL 30, 2001             2000            1999            1998               1997*
                                   (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                     CLASS I
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period          $  27.71         $  23.33        $  18.32        $  20.84            $  18.34
                                               --------         --------        --------        --------            --------
Income (loss) from investment operations# -
  Net investment income                        $  --            $   0.15        $  --           $   0.04            $   0.04
  Net realized and unrealized gain (loss)
    on investments and foreign currency           (3.41)            6.19            6.62           (0.40)               2.46
                                               --------         --------        --------        --------            --------
      Total from investment operations         $  (3.41)        $   6.34        $   6.62        $  (0.36)           $   2.50
                                               --------         --------        --------        --------            --------
Less distributions declared to shareholders
  from net realized gain on investments and
  foreign currency transactions                $  (6.04)        $  (1.96)       $  (1.61)       $  (2.16)           $  --
                                               --------         --------        --------        --------            --------
Net asset value - end of period                $  18.26         $  27.71        $  23.33        $  18.32            $  20.84
                                               ========         ========        ========        ========            ========
Total return                                     (14.13)%++        27.56%          38.55%          (1.64)%             13.58%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                       1.25%+           1.20%           1.23%           1.24%               1.21%+
  Net investment income                            0.03%+           0.50%           0.01%           0.19%               0.20%+
Portfolio turnover                                   51%             182%            146%            104%                133%
Net assets at end of period (000 Omitted)        $7,581           $9,003          $7,272          $5,445              $6,550

 * For the period from the inception of Class I shares, January 2, 1997, through October 31, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Global Growth Fund (the fund) is a non-diversified series of MFS Series Trust VIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At April 30, 2001, the value of securities loaned was $84,964,294. These loans were collateralized by cash of $88,524,790 which was invested in the following short-term obligation:
                                                                    IDENTIFIED
                                                          SHARES          COST
                                                                     AND VALUE
--------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio          88,524,790   $88,524,790

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $61,168 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $5,027 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following rates:

      First $1 billion of average net assets                       0.90%
      Average net assets in excess of $1 billion                   0.75%

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $15,204 for the six months ended April 30, 2001.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $78,010 for the six months ended April 30, 2001, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $26,195 for the six months ended April 30, 2001. The Class A distribution fee is currently being waived on a voluntary basis and may be imposed at the discretion of MFD. Fees incurred under the distribution plan during the six months ended April 30, 2001, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $19,404 and $3,297 for Class B and Class C shares, respectively, for the six months ended April 30, 2001. Fees incurred under the distribution plan during the six months ended April 30, 2001, were 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended April 30, 2001, were $37,393, $125,045, and $9,167 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $413,400,766 and $395,874619, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $765,500,656
                                                                 ------------
Gross unrealized depreciation                                    $(77,334,917)
Gross unrealized appreciation                                      72,160,278
                                                                 ------------
    Net unrealized depreciation                                  $ (5,174,639)
                                                                 ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares

                                           SIX MONTHS ENDED APRIL 30, 2001                   YEAR ENDED OCTOBER 31, 2000
                                      ------------------------------------          ------------------------------------
                                             SHARES                 AMOUNT                 SHARES                 AMOUNT
------------------------------------------------------------------------------------------------------------------------
Shares sold                               8,880,726          $ 185,922,041             16,817,540          $ 494,924,574
Shares issued to shareholders
  in reinvestment of
  distributions                           3,833,408             75,863,198                678,907             17,997,219
Shares reacquired                        (8,452,701)          (179,012,447)           (13,883,520)          (408,656,559)
                                      -------------          -------------          -------------          -------------
    Net increase                          4,261,433          $  82,772,792              3,612,927          $ 104,265,234
                                      =============          =============          =============          =============

Class B shares

                                           SIX MONTHS ENDED APRIL 30, 2001                   YEAR ENDED OCTOBER 31, 2000
                                      ------------------------------------          ------------------------------------
                                             SHARES                 AMOUNT                 SHARES                 AMOUNT
------------------------------------------------------------------------------------------------------------------------
Shares sold                               2,132,542          $  42,008,652              4,826,712          $ 138,761,655
Shares issued to shareholders
  in reinvestment of
  distributions                           4,078,826             79,047,322                820,818             21,376,027
Shares reacquired                        (2,122,187)           (40,882,229)            (3,726,458)          (105,459,568)
                                      -------------          -------------          -------------          -------------
    Net increase                          4,089,181          $  80,173,745              1,921,072          $  54,678,114
                                      =============          =============          =============          =============

Class C shares

                                           SIX MONTHS ENDED APRIL 30, 2001                   YEAR ENDED OCTOBER 31, 2000
                                      ------------------------------------          ------------------------------------
                                             SHARES                 AMOUNT                 SHARES                 AMOUNT
------------------------------------------------------------------------------------------------------------------------
Shares sold                               1,107,843          $  22,076,895              2,775,914          $  79,119,436
Shares issued to shareholders
  in reinvestment of
  distributions                             581,719             11,174,813                 64,902              1,680,932
Shares reacquired                          (934,522)           (17,870,893)            (1,656,235)           (47,258,454)
                                      -------------          -------------          -------------          -------------
    Net increase                            755,040          $  15,380,815              1,184,581          $  33,541,914
                                      =============          =============          =============          =============

Class I shares

                                           SIX MONTHS ENDED APRIL 30, 2001                   YEAR ENDED OCTOBER 31, 2000
                                      ------------------------------------          ------------------------------------
                                             SHARES                 AMOUNT                 SHARES                 AMOUNT
------------------------------------------------------------------------------------------------------------------------
Shares sold                                  29,459          $     572,940                406,996          $  12,785,334
Shares issued to shareholders
  in reinvestment of
  distributions                              98,318              1,958,491                 23,522                625,933
Shares reacquired                           (37,594)              (746,607)              (417,260)           (13,114,593)
                                      -------------          -------------          -------------          -------------
    Net increase                             90,183          $   1,784,824                 13,258          $     296,674
                                      =============          =============          =============          =============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $1,034 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense. The fund had no significant borrowings during the period.

MFS(R)GLOBAL GROWTH FUND

TRUSTEES                                                 ASSISTANT TREASURERS
Marshall N. Cohan+  - Private Investor                   Mark E. Bradley*
                                                         Robert R. Flaherty*
Lawrence H. Cohn, M.D.+ - Chief of Cardiac               Laura F. Healy*
Surgery, Brigham and Women's Hospital; Professor         Ellen Moynihan*
of Surgery, Harvard Medical School
                                                         SECRETARY
The Hon. Sir J. David Gibbons, KBE+ - Chief              Stephen E. Cavan*
Executive Officer, Edmund Gibbons Ltd.; Chairman,
Colonial Insurance Company, Ltd.                         ASSISTANT SECRETARY
                                                         James R. Bordewick, Jr.*
Abby M. O'Neill+  - Private Investor
                                                         CUSTODIAN
Walter E. Robb, III+ - President and Treasurer,          State Street Bank and Trust Company
Benchmark Advisors, Inc. (corporate financial
consultants); President, Benchmark Consulting            INVESTOR INFORMATION
Group, Inc. (office services)                            For information on MFS mutual funds, call your
                                                         investment professional or, for an information
Arnold D. Scott* - Senior Executive Vice                 kit, call toll free: 1-800-637-2929 any business
President, Director, and Secretary, MFS Investment       day from 9 a.m. to 5 p.m. Eastern time (or leave a
Management                                               message anytime).

Jeffrey L. Shames* - Chairman and Chief Executive        INVESTOR SERVICE MFS
Officer, MFS Investment Management                       Service Center, Inc.
                                                         P.O. Box 2281
J. Dale Sherratt+ - President, Insight Resources,        Boston, MA 02107-9906
Inc. (acquisition planning specialists)
                                                         For general information, call toll free:
Ward Smith+ - Former Chairman (until 1994), NACCO        1-800-225-2606 any business day from 8 a.m. to 8
Industries (holding company)                             p.m. Eastern time.

INVESTMENT ADVISER                                       For service to speech- or hearing-impaired
Massachusetts Financial Services Company                 individuals, call toll free: 1-800-637-6576 any
500 Boylston Street                                      business day from 9 a.m. to 5 p.m. Eastern time.
Boston, MA 02116-3741                                    (To use this service, your phone must be equipped
                                                         with a Telecommunications Device for the Deaf.)
DISTRIBUTOR                                              For share prices, account balances, exchanges, or
MFS Fund Distributors, Inc.                              stock and bond outlooks, call toll free:
500 Boylston Street                                      1-800-MFS-TALK (1-800-637-8255) anytime from a
Boston, MA 02116-3741                                    touch-tone telephone.

CHAIRMAN AND PRESIDENT                                   WORLD WIDE WEB
Jeffrey L. Shames*                                       www.mfs.com

PORTFOLIO MANAGER
John E. Lathrop*

DIRECTOR OF INTERNATIONAL
EQUITY RESEARCH
David A. Antonelli*

TREASURER
James O. Yost*

+ Independent Trustee
* MFS Investment Management

MFS (R)GLOBAL GROWTH FUND                                      -------------
                                                                 PRSRT STD
[logo] M F S(R)                                                U. S. Postage
INVESTMENT MANAGEMENT                                               Paid
                                                                    MFS
500 Boylston Street                                            -------------
Boston, MA 02116-3741
(R)
(C)2001 MFS Investment Management(R).
MFS(R)investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.
                                              MWF-3 06/01 105.6M 09/209/309/809